UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

FLUOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd.
Irving,	Texas	75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (469) 398-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	FLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On May 2, 2025, Fluor Corporation (the “Company”) announced its financial results for the quarter ended March 31, 2025. A copy of the press release (the “Earnings Release”) making this announcement is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section. Furthermore, this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

The Company includes backlog and new awards data in the Earnings Release. Backlog is a measure of the total dollar value of work to be performed on contracts awarded and in progress. Although backlog reflects business that is considered to be firm, cancellations, deferrals or scope adjustments may occur. Backlog is adjusted to reflect any known project cancellations, revisions to project scope and cost, foreign currency exchange fluctuations and project deferrals, as appropriate. New awards measure the total dollar value of work to be performed on contracts awarded in the period. Backlog and new awards measures are regularly reported in the construction industry.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On April 30, 2025, at the Company's annual meeting of stockholders (the “Annual Meeting”), the Company's stockholders (i) elected Alan M. Bennett, Rosemary T. Berkery, Charles P. Blankenship Jr., James R. Breuer, David E. Constable, H. Paulett Eberhart, Lisa Glatch, James T. Hackett, Thomas C. Leppert, Teri P. McClure, and Matthew K. Rose to the Board to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the 2025 Proxy Statement, as filed with the Securities and Exchange Commission on March 13, 2025 (the “2025 Proxy Statement”); and (iii) ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2025.

The final voting results for the eleven director nominees described in the 2025 Proxy Statement were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Alan M. Bennett	126,365,453	2,984,494	121,087	16,904,724
Rosemary T. Berkery	125,978,175	3,336,896	155,963	16,904,724
Charles P. Blankenship Jr.	128,999,439	298,634	172,961	16,904,724
James R. Breuer	128,423,128	937,063	110,843	16,904,724
David E. Constable	128,151,248	1,203,336	116,450	16,904,724
H. Paulett Eberhart	121,619,830	7,680,001	171,203	16,904,724
Lisa Glatch	128,873,401	482,443	115,190	16,904,724
James T. Hackett	128,267,230	1,044,892	158,912	16,904,724
Thomas C. Leppert	128,492,826	814,214	163,994	16,904,724
Teri P. McClure	128,038,976	1,218,282	213,776	16,904,724
Matthew K. Rose	127,004,185	2,302,664	164,185	16,904,724

The final voting results for proposal 2 described in the 2025 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Advisory vote to approve the Company’s executive compensation	124,474,158	4,643,170	356,706	16,904,724

The final voting results for proposal 3 described in the 2025 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of Ernst & Young LLP	142,337,372	3,860,140	178,246	–

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Fluor Corporation on May 2, 2025 announcing its financial results for the quarter ended March 31, 2025.
104	Cover Page Interactive Data File, formatted in Inline XBRL, and included as Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2025

FLUOR CORPORATION

By:	/s/John C. Regan
John C. Regan
Chief Financial Officer

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